Exhibit 99.2 1Q 2020 Earnings Call Supplemental Presentation May 6, 2020Exhibit 99.2 1Q 2020 Earnings Call Supplemental Presentation May 6, 2020

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; the impact of the recent outbreak of a novel coronavirus (COVID-19), including on the Company’s access to liquidity and the credit risk of the Company’s finance receivable portfolio; risks associated with the Company’s ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support its operations and initiatives; risks associated with the Company’s loan origination and servicing software system, including the risk of prolonged system outages; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; changes in accounting standards, rules, and interpretations, and the failure of related assumptions and estimates, including those associated with the implementation of current expected credit loss (CECL) accounting; the impact of changes in tax laws, guidance, and interpretations; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. The foregoing factors and others are discussed in greater detail in the Company’s filings with the SEC. The COVID-19 pandemic may also magnify many of these risks and uncertainties. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; the impact of the recent outbreak of a novel coronavirus (COVID-19), including on the Company’s access to liquidity and the credit risk of the Company’s finance receivable portfolio; risks associated with the Company’s ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support its operations and initiatives; risks associated with the Company’s loan origination and servicing software system, including the risk of prolonged system outages; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; changes in accounting standards, rules, and interpretations, and the failure of related assumptions and estimates, including those associated with the implementation of current expected credit loss (CECL) accounting; the impact of changes in tax laws, guidance, and interpretations; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. The foregoing factors and others are discussed in greater detail in the Company’s filings with the SEC. The COVID-19 pandemic may also magnify many of these risks and uncertainties. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

Proudly Supporting Our Customers and Employees

REGIONAL MANAGEMENT

Supporting Our Customers

- **Our branches remain open and available to service the needs of our customers**
  - Substantially all of our branches are open, and we have increased the frequency of cleaning and disinfecting our facilities
  - Strictly following CDC guidelines on social distancing
  - Loan closings by appointment only, and we also offer curbside closings
  - Branches offer curbside payment drop-off, and customers are also taking advantage of our customer payment portal
- **Rolling out remote loan closing for customers this month**
- **Communicating with our customers to inform them of our borrower assistance programs, ability to pay via electronic and telephonic means, and branch hours**
- **Rolled out several special borrower assistance programs to support our customers**
  - Special renewal and upsell programs to existing customers
  - Expanded deferral eligibility policies, including waiving late fees

Supporting Our Employees

- **Created an HR contact center designed to:**
  - Monitor employee exposure
  - Address field employee questions and concerns
- **Offering contingent pay for employees that test positive for COVID-19**
- **Expanded the PTO policy to provide employees flexibility to address personal obligations and to assist in situations where employees are unable to work remotely**
- **Implemented more frequent cleaning and sanitizing of our branches, and equipped staff with disinfectant and face masks**
- **Corporate, centralized employees, and some field staff are working remotely using secure remote access connections**

3

Proven Operating Model and Well Positioned to Manage Through the COVID-19 Crisis

REGIONAL MANAGEMENT

	Our Proven Approach	COVID-19 Response
Customer-Centric Focus	• Strong relationship-driven customer interaction model allows us to create responsible lending solutions and service our customers' needs	• Shifted branch focus toward servicing customers and proactively deployed borrower assistance programs; April 30+ day delinquency rate at 5.4%
Sound Data-Driven Credit Underwriting	• Adoption of new scorecards positions us well throughout the cycle • Proactively monitor credit trends to make underwriting adjustments • Large loan upsell strategy provides "on us" payment history • Proven borrower assistance programs to mitigate losses	• Paused direct mail and digital originations in April to recalibrate risk-adjusted returns • Restarting these channels in May to achieve acceptable risk-adjusted returns under our severe stress scenario • Tightened branch credit underwriting using our custom scorecards
Significant Liquidity and Strong Balance Sheet	• Available liquidity of $110 million as of May 4, 2020 • Liquidity includes $50 million of cash • Conservatively funded debt-to-tangible equity ratio (1) of 3.2x as of March 31, 2020	• Reducing discretionary expenses and pacing investments • Benefits from credit programs support capital and liquidity

(1) This is a non-GAAP measure. Refer to the Appendix (slide 27) for a reconciliation to the most comparable GAAP measure.

4

Monthly Lending and Collection Activity



Branch Originations
in Millions
$50.7
$60.4
$61.6
$30.0
January
February
March
April

% Y/Y Change	(0%)	20%	4%	(63%)
March 1H / 2H			32% / (20%)	



Direct Mail & Digital Originations
in Millions
$25.5
$16.8
$14.3
$3.3
January
February
March
April

% Y/Y Change	0%	(10%)	(5%)	(82%)
March 1H / 2H			(15%) / 2%	



30+ Delinquencies
7.5%
7.1%
6.6%
5.4%
January
February
March
April

- January branch originations impacted by system outage with a strong rebound in February. First half of March originations were up 23%, but down 15% in the second half of March due to COVID-19
- Second half of March and April originations down due to temporary pause in direct mail and digital investments, as well as slow demand in the branch channel
- Continue to see the benefits of new credit scorecards
- April delinquency improvement related to borrower assistance programs and government stimulus

5

Significant Capacity to Absorb Losses Our balance sheet is in a strong position to absorb losses Absorption Capacity (in millions) 1Q 20 Total stockholders' equity $251.4 Allowance for credit losses $142.4 Total absorption capacity $393.8 Absorption capacity as % of net finance receivables 35.7% (1) TTM Margin (revenue less G&A and interest expense) $164.4 Additional capacity using TTM margin 14.9% Total absorption capacity with TTM margin 50.6% (2) TTM Net credit loss rate 9.5% Net finance receivables $1,102.3 (1) TTM Margin defined as total revenue of $370.0 million, less general and administrative expenses of $165.0 million and interest expense of $40.6 million from 2Q 19 through 1Q 20 (2) Net credit losses as a percentage of average net finance receivables 6Significant Capacity to Absorb Losses Our balance sheet is in a strong position to absorb losses Absorption Capacity (in millions) 1Q 20 Total stockholders' equity $251.4 Allowance for credit losses $142.4 Total absorption capacity $393.8 Absorption capacity as % of net finance receivables 35.7% (1) TTM Margin (revenue less G&A and interest expense) $164.4 Additional capacity using TTM margin 14.9% Total absorption capacity with TTM margin 50.6% (2) TTM Net credit loss rate 9.5% Net finance receivables $1,102.3 (1) TTM Margin defined as total revenue of $370.0 million, less general and administrative expenses of $165.0 million and interest expense of $40.6 million from 2Q 19 through 1Q 20 (2) Net credit losses as a percentage of average net finance receivables 6

1Q 20 Financial Highlights dollars in millions 1Q 20 1Q 19 $ Chg B/(W) % Chg B/(W) (except per share amounts) Average net finance receivables (ANR) $ 1 ,123.3 $ 9 44.8 $ 178.6 18.9% Interest & fee income 87.0 74.3 12.7 17.1% Total revenue 96.1 81.7 14.3 17.5% Provision for credit losses 49.5 23.3 (26.2) (112.1%) G&A expense 46.2 38.2 (8.1) (21.1%) Interest expense 10.2 9.7 (0.4) (4.5%) Net income (loss) (6.3) 8.1 (14.4) (178.0%) ROA (2.3%) 3.4% (5.7%) (167.6%) ROE (9.4%) 11.5% (20.9%) (181.7%) Diluted EPS $ (0.56) $ 0 .67 $ (1.23) (183.6%) • Net loss of $6.3 million, or $0.56 diluted loss per share • Total revenue growth of 17.5% driven by $178.6 million year-over-year average portfolio growth ₋ Interest and fee income up 17.1% year-over-year on 18.9% increase in average net finance receivables ₋ Insurance income, net increased $1.8 million, driven by an increase in premium revenue and a decrease in non-file insurance claims expense (due to the previously disclosed change in business practice to lower the utilization of non-file insurance), partially offset by a $1.3 million reserve for COVID-19 unemployment insurance claims • Provision for credit losses up 112.1%, or $26.2 million, primarily due to: ₋ $23.9 million increase in the allowance for credit losses resulting from COVID-19 ₋ 18.9% increase in average net finance receivables • Operating expense ratio increased 0.3% over prior year to 16.5% ₋ 1Q 20 included approximately $3.8 million of non-operating costs; $3.1 million related to the executive transition and $0.7 million from the system outage • Interest expense increase of 4.5%, primarily due to portfolio growth, offset by Fed rate decreases 71Q 20 Financial Highlights dollars in millions 1Q 20 1Q 19 $ Chg B/(W) % Chg B/(W) (except per share amounts) Average net finance receivables (ANR) $ 1 ,123.3 $ 9 44.8 $ 178.6 18.9% Interest & fee income 87.0 74.3 12.7 17.1% Total revenue 96.1 81.7 14.3 17.5% Provision for credit losses 49.5 23.3 (26.2) (112.1%) G&A expense 46.2 38.2 (8.1) (21.1%) Interest expense 10.2 9.7 (0.4) (4.5%) Net income (loss) (6.3) 8.1 (14.4) (178.0%) ROA (2.3%) 3.4% (5.7%) (167.6%) ROE (9.4%) 11.5% (20.9%) (181.7%) Diluted EPS $ (0.56) $ 0 ..67 $ (1.23) (183.6%) • Net loss of $6.3 million, or $0.56 diluted loss per share • Total revenue growth of 17.5% driven by $178.6 million year-over-year average portfolio growth ₋ Interest and fee income up 17.1% year-over-year on 18.9% increase in average net finance receivables ₋ Insurance income, net increased $1.8 million, driven by an increase in premium revenue and a decrease in non-file insurance claims expense (due to the previously disclosed change in business practice to lower the utilization of non-file insurance), partially offset by a $1.3 million reserve for COVID-19 unemployment insurance claims • Provision for credit losses up 112.1%, or $26.2 million, primarily due to: ₋ $23.9 million increase in the allowance for credit losses resulting from COVID-19 ₋ 18.9% increase in average net finance receivables • Operating expense ratio increased 0.3% over prior year to 16.5% ₋ 1Q 20 included approximately $3.8 million of non-operating costs; $3.1 million related to the executive transition and $0.7 million from the system outage • Interest expense increase of 4.5%, primarily due to portfolio growth, offset by Fed rate decreases 7

1Q 20 Adjustments to GAAP Results

in millions (except per share amounts)	GAAP Results	COVID-19 Impact (1)	Non-Operating Items (2)	Non-GAAP Results
Total revenue	$96.1	$1.3	$0.4	$97.8
Provision for credit losses	49.5	(23.9)	(0.7)	24.9
G&A expense	46.2	-	(3.8)	42.5
Interest expense	10.2	-	-	10.2
Income (loss) before income taxes	(9.9)	25.2	4.9	20.2
Income taxes	(3.5)	9.2	1.8	7.4
Net income (loss)	**($6.3)**	**$16.1**	**$3.1**	**$12.8**
Diluted earnings (losses) per share	($0.56)	$1.43	$0.27	$1.14
Diluted share count	11.3	11.3	11.3	11.3

(1) COVID-19 impact includes $23.9 million for allowance for credit losses and a $1.3 million reserve for unemployment insurance claims

(2) Non-operating items include $3.1 million of executive transition costs and $1.8 million related to the system outage

8

1Q 20 GAAP Results vs. 1Q 19 ($6.3) (1) Includes adjustments for $23.9 million of COVID-19 impacts, a $1.3 million reserve for unemployment insurance claims, costs of $3.1 million related to the executive transition, and $1.8 million related to the loan management system outage 91Q 20 GAAP Results vs. 1Q 19 ($6.3) (1) Includes adjustments for $23.9 million of COVID-19 impacts, a $1.3 million reserve for unemployment insurance claims, costs of $3.1 million related to the executive transition, and $1.8 million related to the loan management system outage 9

1Q 20 Non-GAAP Results Impacted by COVID-19 ($6.3) $1.70 (1) COVID-19 impact includes $23.9 million for allowance for credit losses and a $1.3 million reserve for unemployment claims (2) Non-operating items include $3.1 million of executive transition costs and $1.8 million related to the system outage 101Q 20 Non-GAAP Results Impacted by COVID-19 ($6.3) $1.70 (1) COVID-19 impact includes $23.9 million for allowance for credit losses and a $1.3 million reserve for unemployment claims (2) Non-operating items include $3.1 million of executive transition costs and $1.8 million related to the system outage 10

Strong Portfolio Growth Ending Net Finance Receivables (ENR) vs. 4Q 19 vs. 1Q 19 in millions 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 $ Chg I/(D) % Chg I/(D) $ Chg I/(D) % Chg I/(D) Small loans (≤ $2,500) $380 $364 $389 $419 $442 $426 $435 $454 $468 $440 ($27) (5.8%) $14 3.4% Large loans (≥ $2,500) 359 377 406 424 452 455 516 575 632 633 1 0.1% 177 39.0% Core loan products $739 $741 $794 $843 $895 $881 $951 $1,029 $1,100 $1,073 ($27) (2.4%) $192 21.8% Automobile loans 62 49 40 32 26 21 16 12 10 8 (2) (21.9%) (13) (63.4%) Retail loans 33 32 31 31 30 29 28 26 24 22 (2) (9.2%) (7) (25.4%) Total $834 $822 $865 $906 $951 $931 $995 $1,067 $1,133 $1,102 ($31) (2.7%) $171 18.4% Total YoY Δ ($) $105 $115 $126 $117 $117 $109 $130 $161 $182 $171 Total YoY Δ (%) 14.4% 16.3% 17.0% 14.8% 14.0% 13.3% 15.0% 17.8% 19.2% 18.4% • 20 consecutive quarters of year-over-year double-digit growth in ending net finance receivables • Strong core loan growth of 22% from prior year 11Strong Portfolio Growth Ending Net Finance Receivables (ENR) vs. 4Q 19 vs. 1Q 19 in millions 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 $ Chg I/(D) % Chg I/(D) $ Chg I/(D) % Chg I/(D) Small loans (≤ $2,500) $380 $364 $389 $419 $442 $426 $435 $454 $468 $440 ($27) (5.8%) $14 3.4% Large loans (≥ $2,500) 359 377 406 424 452 455 516 575 632 633 1 0.1% 177 39.0% Core loan products $739 $741 $794 $843 $895 $881 $951 $1,029 $1,100 $1,073 ($27) (2.4%) $192 21.8% Automobile loans 62 49 40 32 26 21 16 12 10 8 (2) (21.9%) (13) (63.4%) Retail loans 33 32 31 31 30 29 28 26 24 22 (2) (9.2%) (7) (25.4%) Total $834 $822 $865 $906 $951 $931 $995 $1,067 $1,133 $1,102 ($31) (2.7%) $171 18.4% Total YoY Δ ($) $105 $115 $126 $117 $117 $109 $130 $161 $182 $171 Total YoY Δ (%) 14.4% 16.3% 17.0% 14.8% 14.0% 13.3% 15.0% 17.8% 19.2% 18.4% • 20 consecutive quarters of year-over-year double-digit growth in ending net finance receivables • Strong core loan growth of 22% from prior year 11

Strong Revenue Growth Driven by Portfolio Growth



Revenue
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
Millions
$72.1
$72.6
$72.4
$77.9
$83.7
$81.7
$84.3
$91.7
$98.0
$96.1
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
Interest and Fee Income
Insurance Income
Other Income

	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19	4Q 19	1Q 20
Sequential Δ	4.2%	0.7%	(0.3%)	7.6%	7.5%	(2.4%)	3.1%	8.8%	6.8%	(1.9%)
YoY Δ	12.6%	10.3%	10.8%	12.6%	16.1%	12.6%	16.4%	17.7%	17.0%	17.5%

- Total revenue increased 17.5% vs. the prior-year period
- Interest and fee yield decreased 50 basis points vs. the prior-year period, as large loan portfolio growth outpaced higher-yielding small loan growth
- As of March 31, 2020, 77.8% of net finance receivables were at or below 36% APR



Average Net Finance Receivables
$1,200
$1,100
$1,000
$900
$800
$700
$600
Millions
$813
$833
$837
$888
$933
$945
$955
$1,034
$1,098
$1,123
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20

	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19	4Q 19	1Q 20
Sequential Δ	5.9%	2.5%	0.5%	6.2%	5.0%	1.3%	1.1%	8.3%	6.2%	2.3%
YoY Δ	13.2%	15.5%	16.3%	15.8%	14.8%	13.5%	14.1%	16.4%	17.8%	18.9%



Total Revenue and Interest & Fee Yields
Includes $1.3 million IUI reserve
40.0%
37.5%
35.0%
32.5%
30.0%
35.5%
34.9%
34.6%
35.1%
35.9%
34.6%
35.3%
35.5%
35.7%
34.2%
32.7%
31.8%
31.9%
32.5%
32.2%
31.5%
31.8%
32.1%
32.0%
31.0%
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
Total Revenue Yield
Interest and Fee Yield

	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19	4Q 19	1Q 20
Sequential Δ	(0.6%)	(0.6%)	(0.3%)	0.5%	0.8%	(1.3%)	0.7%	0.2%	0.2%	(1.5%)
YoY Δ	(0.2%)	(1.6%)	(1.7%)	(1.0%)	0.4%	(0.3%)	0.7%	0.4%	(0.2%)	(0.4%)

Note: Table above reflects changes in total revenue yield

12

Recent Net Credit Loss Trends

- Annualized net credit loss rate decreased 20 basis points vs. the prior-year period. Net credit losses in 1Q 20 include 20 basis points of incremental non-file insurance claims (bankruptcy losses) that shifted to net credit losses following the business policy change implemented in 4Q 18 and 30 basis points of net credit losses related to the system outage at the beginning of 1Q 20. Net credit losses in 1Q 19 include 40 basis points of hurricane-related credit losses from the 2018 hurricane.



Net Credit Loss Rates
Annualized % of ANR
12.0%
10.0%
8.0%
6.0%
8.8%
9.9%
9.3%
7.6%
8.9%
10.7%
10.4%
8.1%
9.0%
10.5%
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20

	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19	4Q 19	1Q 20
Sequential Δ	1.1%	1.1%	(0.6%)	(1.7%)	1.3%	1.8%	(0.3%)	(2.3%)	0.9%	1.5%
Year/Year Δ	(0.8%)	(0.9%)	(0.5%)	(0.1%)	0.1%	0.8%	1.1%	0.5%	0.1%	(0.2%)
Net credit loss rate above includes:										
Non-file claims	0.4%	0.3%	0.2%	0.3%	0.8%	0.7%	0.7%	0.7%	0.9%	0.9%
System outage	-	-	-	-	-	-	-	-	-	0.3%
Hurricane losses	-	0.4%	0.5%	-	0.1%	0.4%	0.6%	-	-	-

13

Seasonal Pattern of Delinquency • 1Q 20 delinquency is down from prior year ₋ 30+ days past due of 6.6% is 30 basis points lower than prior year ₋ 90+ days past due of 3.2% is 20 basis points lower than prior year 30+ & 90+ Delinquency Rates 12.0% $35.5 $75.0 $32.4 $35.0 10.0% $29.6 $60.0 $31.8 $25.6 $26.3 $27.6 8.0% $22.1 $26.5 7.6% $45.0 7.4% 7.0% 7.0% 6.9% 6.0% 6.6% 6.5% 6.4% 6.3% 6.2% $30.0 3.4% 3.3% 3.4% 4.0% 3.2% 3.2% 3.1% 2.8% 2.8% 2.6% 2.6% $15.0 2.0% $34.2 $26.5 $31.2 $37.8 $40.1 $32.1 $36.2 $39.3 $44.1 $37.4 $- - 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 30-89 Days 90-179 Days 30+ DQ % 90+ DQ % 30+ DQ 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 Sequential Δ 0.6% (1.0%) (0.2%) 0.8% 0.6% (0.7%) (0.6%) 0.2% 0.5% (0.4%) YoY Δ - - (0.3%) 0.2% 0.2% 0.5% 0.1% (0.5%) (0.6%) (0.3%) 90+ DQ 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 Sequential Δ 0.4% (0.1%) (0.6%) 0.2% 0.6% - (0.8%) 0.2% 0.3% 0.1% YoY Δ (0.2%) 0.2% (0.1%) (0.1%) 0.1% 0.2% - - (0.3%) (0.2%) 14 Delinquency in Millions % of ENRSeasonal Pattern of Delinquency • 1Q 20 delinquency is down from prior year ₋ 30+ days past due of 6.6% is 30 basis points lower than prior year ₋ 90+ days past due of 3.2% is 20 basis points lower than prior year 30+ & 90+ Delinquency Rates 12.0% $35.5 $75.0 $32.4 $35.0 10.0% $29.6 $60.0 $31.8 $25.6 $26.3 $27.6 8.0% $22.1 $26.5 7.6% $45.0 7.4% 7.0% 7.0% 6.9% 6.0% 6.6% 6.5% 6.4% 6.3% 6.2% $30.0 3.4% 3.3% 3.4% 4.0% 3.2% 3.2% 3.1% 2.8% 2.8% 2.6% 2.6% $15.0 2.0% $34.2 $26.5 $31.2 $37.8 $40.1 $32.1 $36.2 $39.3 $44.1 $37.4 $- - 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 30-89 Days 90-179 Days 30+ DQ % 90+ DQ % 30+ DQ 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 Sequential Δ 0.6% (1.0%) (0.2%) 0.8% 0.6% (0.7%) (0.6%) 0.2% 0.5% (0.4%) YoY Δ - - (0.3%) 0.2% 0.2% 0.5% 0.1% (0.5%) (0.6%) (0.3%) 90+ DQ 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 Sequential Δ 0.4% (0.1%) (0.6%) 0.2% 0.6% - (0.8%) 0.2% 0.3% 0.1% YoY Δ (0.2%) 0.2% (0.1%) (0.1%) 0.1% 0.2% - - (0.3%) (0.2%) 14 Delinquency in Millions % of ENR

CECL Implementation with Related Stress from COVID-19

We ran several macroeconomic stress scenarios, and our final forecast contemplated the following: a 34% peak-to-trough decrease in GDP in the second quarter and unemployment increasing to 20% in the second quarter of 2020, with a decline to 7% by mid-2021. The macroeconomic scenario was adjusted for the potential benefits of the federal stimulus and internal borrower assistance programs.



(in millions)
$62.2
$60.1
$122.3
$20.1
$142.4
4Q 19 Ending Reserves
Jan. 1st CECL Implementation
1Q 20 Beginning Reserve
1Q 20 Reserve Build (1)
1Q 20 Ending Reserves

Reserves as % of ENR	5.5%	5.3%	10.8%	2.1%	12.9%

(1) Includes $23.9 million of COVID-19 impact (less $3.8 million primarily related to portfolio liquidation)

15

Achieving Operating Leverage

- 1Q 20 includes 135 basis points of non-operating costs; $3.1 million related to the executive transition and $0.7 million from the system outage



Operating Expense Ratio
$50.0
$40.0
$30.0
$20.0
$10.0
$-
Millions
19.0%
18.0%
17.0%
16.0%
15.0%
14.0%
% of ANR
$34.0
$34.6
$33.2
$35.9
$36.6
$38.2
$37.7
$40.2
$40.9
$46.2
16.7%
16.6%
15.9%
16.1%
15.7%
16.2%
15.8%
15.5%
14.9%
16.5%
15.1%
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
Total SG&A Expenses
% of ANR (1)
Non-GAAP % of ANR (1)

As % of ANR (1)	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19	4Q 19	1Q 20
Year/Year Δ	0.6%	(0.9%)	(1.7%)	(1.5%)	(1.0%)	(0.4%)	(0.1%)	(0.6%)	(0.8%)	0.3%

(1) Annualized general and administrative expenses as a percentage of average net finance receivables

16

Cost of Funds Trending Downward $12.0 12.0% $10.3 $10.3 $10.2 $9.8 $9.7 $9.6 $10.0 10.0% $8.7 $7.9 $8.0 8.0% $7.2 $6.8 $6.0 6.0% 4.1% 4.1% 4.1% 4.0% 4.0% 3.7% 3.7% 3.6% 3.5% 3.4% $4.0 4.0% $2.0 2.0% $- - 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 (1) Interest Expense % of ANR As % of ANR (1) 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 Year/Year Δ 0.4% 0.7% 0.8% 0.5% 0.7% 0.6% 0.4% - (0.4%) (0.5%) • 1Q 20 annualized interest expense as a percentage of average net finance receivables decreased 50 basis points from the prior-year period • Senior revolver has a 1% LIBOR floor; as such we are nearing the lower end of our cost of funds (1) Annualized interest expense as a percentage of average net finance receivables 17 Millions % of ANRCost of Funds Trending Downward $12.0 12.0% $10.3 $10.3 $10.2 $9.8 $9.7 $9.6 $10.0 10.0% $8.7 $7.9 $8.0 8.0% $7.2 $6.8 $6.0 6.0% 4.1% 4.1% 4.1% 4.0% 4.0% 3.7% 3.7% 3.6% 3.5% 3.4% $4.0 4.0% $2.0 2.0% $- - 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 (1) Interest Expense % of ANR As % of ANR (1) 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 Year/Year Δ 0.4% 0.7% 0.8% 0.5% 0.7% 0.6% 0.4% - (0.4%) (0.5%) • 1Q 20 annualized interest expense as a percentage of average net finance receivables decreased 50 basis points from the prior-year period • Senior revolver has a 1% LIBOR floor; as such we are nearing the lower end of our cost of funds (1) Annualized interest expense as a percentage of average net finance receivables 17 Millions % of ANR

Strong Funding Profile



Debt Capacity
$500
$400
$300
$200
$100
$-
Millions
$59
$188
$34
$224
$120
$257
$43
$287
$95
$312
$94
$339
$74
$294
$34
$277
$79
$291
$70
$329
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
Undrawn Senior Revolver Capacity
Undrawn Warehouse Capacity

- As of March 31, 2020, total undrawn capacity was $400 million (subject to borrowing base)
- $130 million securitization in 4Q 19 increased capacity
- Fixed-rate debt represents 53% of total debt
- Senior revolver has a 1% LIBOR floor; as such we are nearing the lower end of our cost of funds



Funded Debt Ratios
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
0.69
2.39
2.50
0.69
2.37
2.45
0.70
2.67
2.76
0.72
3.09
3.21
2017
2018
2019
1Q 20
Funded Debt Ratio (Debt / Assets)
Funded Debt-to-Equity Ratio
Funded Debt-to-Tangible Equity Ratio(1)



Fixed vs Variable Debt
100%
80%
60%
40%
20%
-
90.7%
9.3%
54.2%
45.8%
49.2%
50.8%
47.2%
52.8%
2017
2018
2019
1Q 20
% Fixed Debt
% Variable Debt

Interest Expense % (2)	3.2%	3.7%	4.0%	3.6%

(1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure.
(2) Interest expense as a percentage of average net finance receivables

18

AppendixAppendix

Same Store Portfolio Growth

- Same store[1] portfolio growth in 1Q 20 of 17.6% vs. 12.0% in the prior-year period
- Considerable growth opportunities in our existing branch footprint, particularly from branches opened within the last 3 years
- Wisconsin de novo branches moved from <1 year to 1-3 year cohort, driving the ENR per branch below the 2019 1-3 year cohort



Ending Net Finance Receivables Per Branch
ENR per Branch (in thousands)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
1Q 19
1Q 20
$452
$505
$2,386
$2,057
$2,560
$3,221
$2,803
$3,218
< 1 Year
1-3 Years
3-5 Years
5+ Years

	< 1 Year	1-3 Years	3-5 Years	5+ Years
# of Branches (1Q 20)	17	31	37	283
# of Branches (1Q 19)	23	20	65	252

(1) Same store sales are based on branches more than 1 year old

20

Digitally-Sourced Originations

- Digital originations are sourced from either our affiliate partnerships or directly from our website
- All digitally-sourced loans are underwritten in our branches by our custom credit scorecards and serviced by our branches
- As of 1Q 20, our digitally-sourced volume represented approximately 15% of our total new borrower volume, inclusive of convenience checks cashed
  - Large loans represented 63% of digitally-sourced loans booked



Digitally-Sourced Origination Volume Trend
Thousands
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
% of New Borrower Volume
$9,540
$10,803
$11,624
$6,278
$12,202
$15,967
$14,768
$7,406
14.6%
16.3%
18.8%
14.2%
18.6%
20.8%
21.8%
15.2%
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
Small Loans
Large Loans
% of New Borrowers

21

Achieving Operating Leverage

- 1Q 20 includes 470 basis points related to the impact of non-operating items, including the executive transition, loan management system outage, and unemployment insurance claim reserves related to COVID-19



Efficiency Ratio
50.0
40.0
30.0
20.0
10.0
$-
Millions
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
% of Revenue
$34.0
$34.6
$33.2
$35.9
$36.6
$38.2
$37.7
$40.2
$40.9
$46.2
47.2%
47.6%
45.9%
46.0%
43.7%
46.7%
44.8%
43.8%
41.7%
48.1%
43.4%
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
Total SG&A Expenses
% of Revenue
Non-GAAP % of Revenue

As % of Revenue	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	3Q 19	4Q 19	1Q 20
Year/Year Δ	2.2%	(0.2%)	(2.5%)	(2.9%)	(3.5%)	(0.9%)	(1.1%)	(2.2%)	(2.0%)	1.4%

22

Diversified Liquidity Profile

REGIONAL MANAGEMENT

- Long history of liquidity support from a strong group of banking partners
- Diversified funding platform with a senior revolving facility, warehouse facility, and securitizations

Senior Revolver

- **Size:** $640 million
- **Interest Type:** Floating
- **Maturity:** September 2022
- **Lenders**: Wells Fargo Bank (Agent), Bank of America, BMO Harris, First Tennessee, Texas Capital, Synovus, Bank United, Axos Bank
- **Collateral:** Allows for the funding of Small, Large, and Retail loans
- Facility has been upsized and renewed multiple times over the last 30 years
- Amendment added flexibility to execute on small loan securitizations and warehouse facilities

Warehouse Facility

- **Size:** Up to $150 million
- **Interest Type:** Floating
- **Maturity:** April 2022
- **Administrative Agent:** Wells Fargo Bank
- **Structuring Agent:** Credit Suisse
- **Collateral:** Allows for the funding of Large Loans

Large Loan Securitizations

- **Size:** Successfully completed three transactions totaling $410 million
- **Interest Type:** Fixed
- **Maturities:**
  $150 million, Jul. 2027, WAC – 3.93%
  $130 million, Jan. 2028, WAC – 4.87%
  $130 million, Nov. 2028, WAC – 3.17%
- **Lenders**: Qualified institutional investors
- **Collateral:** Allows for the funding of Large Loans

23

Consolidated Income Statements in thousands 1Q 20 1Q 19 2019 2018 2017 2016 Revenue Interest and fee income $ 8 6,997 $ 74,322 $ 321,169 $ 280,121 $ 249,034 $ 220,963 Insurance income, net 5,949 4,113 20,817 14,793 13,061 9,456 Other income 3,128 3,313 13,727 11,792 10,364 10,099 Total revenue 96,074 81,748 3 55,713 306,706 272,459 2 40,518 Expenses Provision for credit losses 49,522 23,343 99,611 87,056 77,339 63,014 Personnel 29,511 22,393 94,000 84,068 75,992 68,979 Occupancy 5,771 6,165 24,618 22,519 21,530 20,059 Marketing 1,686 1,651 8,206 7,745 7,128 6,837 Other 9,275 7,974 30,160 25,952 26,305 22,757 Total general and administrative 46,243 38,183 1 56,984 140,284 130,955 1 18,632 Interest expense 10,159 9,721 40,125 33,464 23,908 19,924 Income (loss) before income taxes (9,850) 10,501 58,993 45,902 40,257 38,948 Income taxes (3,525) 2,393 14,261 10,557 10,294 14,917 Net income (loss) $ (6,325) $ 8,108 $ 44,732 $ 35,345 $ 29,963 $ 24,031 24Consolidated Income Statements in thousands 1Q 20 1Q 19 2019 2018 2017 2016 Revenue Interest and fee income $ 8 6,997 $ 74,322 $ 321,169 $ 280,121 $ 249,034 $ 220,963 Insurance income, net 5,949 4,113 20,817 14,793 13,061 9,456 Other income 3,128 3,313 13,727 11,792 10,364 10,099 Total revenue 96,074 81,748 3 55,713 306,706 272,459 2 40,518 Expenses Provision for credit losses 49,522 23,343 99,611 87,056 77,339 63,014 Personnel 29,511 22,393 94,000 84,068 75,992 68,979 Occupancy 5,771 6,165 24,618 22,519 21,530 20,059 Marketing 1,686 1,651 8,206 7,745 7,128 6,837 Other 9,275 7,974 30,160 25,952 26,305 22,757 Total general and administrative 46,243 38,183 1 56,984 140,284 130,955 1 18,632 Interest expense 10,159 9,721 40,125 33,464 23,908 19,924 Income (loss) before income taxes (9,850) 10,501 58,993 45,902 40,257 38,948 Income taxes (3,525) 2,393 14,261 10,557 10,294 14,917 Net income (loss) $ (6,325) $ 8,108 $ 44,732 $ 35,345 $ 29,963 $ 24,031 24

Consolidated Balance Sheets in thousands 1Q 20 1Q 19 2019 2018 2017 2016 Cash $ 14,668 $ 2,331 $ 2,263 $ 3,657 $ 5,230 $ 4,446 Net finance receivables 1,102,285 930,844 1,133,404 951,183 834,045 729,161 Unearned insurance premiums (28,183) (18,594) (28,591) (18,940) (16,582) (11,386) Allowance for credit losses (142,400) (56,400) (62,200) (58,300) (48,910) (41,250) Net finance receivables, less unearned insurance premiums and allowance for credit losses 931,702 855,850 1,042,613 873,943 768,553 676,525 Restricted cash 54,649 38,917 54,164 46,484 16,787 8,297 Lease assets 26,729 24,831 26,438 - - - Property and equipment 15,155 14,181 15,301 13,926 12,294 11,693 Intangible assets 9,144 9 ,722 9,438 10,010 10,607 6,448 Deferred tax asset 20,025 - 619 - - 3 3 Other assets 6,818 7 ,635 7,704 8,375 16,012 4,782 Total assets $ 1,078,890 $ 9 53,467 $ 1,158,540 $ 9 56,395 $ 8 29,483 $ 7 12,224 Long-term debt $ 777,847 $ 6 28,786 $ 808,218 $ 6 60,507 $ 5 71,496 $ 4 91,678 Unamortized debt issuance costs (8,581) (8,338) (9,607) (9,158) (4,950) (2,152) Net long-term debt 769,266 620,448 798,611 651,349 566,546 489,526 Accounts payable and accrued expenses 29,459 17,470 28,676 25,138 18,565 15,223 Lease liabilities 28,803 26,474 28,470 - - - Deferred tax liability - 1 ,259 - 747 4,961 - Total liabilities 827,528 665,651 855,757 677,234 590,072 504,749 Common stock 1,366 1 ,347 1,350 1,332 1,321 1,300 Additional paid-in capital 103,488 99,310 102,678 98,778 94,384 92,432 Retained earnings 196,582 212,205 248,829 204,097 168,752 138,789 Treasury stock (50,074) (25,046) (50,074) (25,046) (25,046) (25,046) Total stockholders' equity 251,362 287,816 302,783 279,161 239,411 207,475 Total liabilities and stockholders' equity $ 1,078,890 $ 9 53,467 $ 1,158,540 $ 9 56,395 $ 8 29,483 $ 7 12,224 25Consolidated Balance Sheets in thousands 1Q 20 1Q 19 2019 2018 2017 2016 Cash $ 14,668 $ 2,331 $ 2,263 $ 3,657 $ 5,230 $ 4,446 Net finance receivables 1,102,285 930,844 1,133,404 951,183 834,045 729,161 Unearned insurance premiums (28,183) (18,594) (28,591) (18,940) (16,582) (11,386) Allowance for credit losses (142,400) (56,400) (62,200) (58,300) (48,910) (41,250) Net finance receivables, less unearned insurance premiums and allowance for credit losses 931,702 855,850 1,042,613 873,943 768,553 676,525 Restricted cash 54,649 38,917 54,164 46,484 16,787 8,297 Lease assets 26,729 24,831 26,438 - - - Property and equipment 15,155 14,181 15,301 13,926 12,294 11,693 Intangible assets 9,144 9 ,722 9,438 10,010 10,607 6,448 Deferred tax asset 20,025 - 619 - - 3 3 Other assets 6,818 7 ,635 7,704 8,375 16,012 4,782 Total assets $ 1,078,890 $ 9 53,467 $ 1,158,540 $ 9 56,395 $ 8 29,483 $ 7 12,224 Long-term debt $ 777,847 $ 6 28,786 $ 808,218 $ 6 60,507 $ 5 71,496 $ 4 91,678 Unamortized debt issuance costs (8,581) (8,338) (9,607) (9,158) (4,950) (2,152) Net long-term debt 769,266 620,448 798,611 651,349 566,546 489,526 Accounts payable and accrued expenses 29,459 17,470 28,676 25,138 18,565 15,223 Lease liabilities 28,803 26,474 28,470 - - - Deferred tax liability - 1 ,259 - 747 4,961 - Total liabilities 827,528 665,651 855,757 677,234 590,072 504,749 Common stock 1,366 1 ,347 1,350 1,332 1,321 1,300 Additional paid-in capital 103,488 99,310 102,678 98,778 94,384 92,432 Retained earnings 196,582 212,205 248,829 204,097 168,752 138,789 Treasury stock (50,074) (25,046) (50,074) (25,046) (25,046) (25,046) Total stockholders' equity 251,362 287,816 302,783 279,161 239,411 207,475 Total liabilities and stockholders' equity $ 1,078,890 $ 9 53,467 $ 1,158,540 $ 9 56,395 $ 8 29,483 $ 7 12,224 25

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this press release contains certain non- GAAP financial measures. The company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the company’s financial results. Tangible equity and funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the company’s financial statements in the evaluation of its capital and leverage position. In addition, the company has presented non-GAAP measures that adjust for the impacts of the COVID-19 pandemic, the executive transition, and the loan management system outage. The company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our core operating results. As a result, the company believes that the non-GAAP measures that it has presented will allow for a better evaluation of the operating performance of the business. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide a reconciliation of GAAP measures to non-GAAP measures. (1) (2) in thousands GAAP COVID-19 Non-Operating Non-GAAP Total revenue $ 96,074 $ 1,326 $ 419 $ 97,819 Provision for credit losses 49,522 (23,900) (674) 24,948 G&A expense 46,243 - (3,786) 42,457 Interest expense 10,159 - 2 3 10,182 Income (loss) before income taxes (9,850) 25,226 4 ,856 20,232 Income taxes (3,525) 9 ,157 1 ,763 7 ,395 Net income (loss) $ (6,325) $ 16,069 $ 3,093 $ 12,837 Diluted earnings (losses) per share $ (0.56) $ 1.43 $ 0.27 $ 1.14 Diluted share count 11,253 11,253 11,253 11,253 (1) COVID-19 impact includes $23,900 for allowance for credit losses and a $1,326 reserve for unemployment insurance claims (2) Non-operating items include costs of $3,066 related to the executive transition and $1,790 related to the loan management system outage 26Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this press release contains certain non- GAAP financial measures. The company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the company’s financial results. Tangible equity and funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the company’s financial statements in the evaluation of its capital and leverage position. In addition, the company has presented non-GAAP measures that adjust for the impacts of the COVID-19 pandemic, the executive transition, and the loan management system outage. The company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our core operating results. As a result, the company believes that the non-GAAP measures that it has presented will allow for a better evaluation of the operating performance of the business. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide a reconciliation of GAAP measures to non-GAAP measures. (1) (2) in thousands GAAP COVID-19 Non-Operating Non-GAAP Total revenue $ 96,074 $ 1,326 $ 419 $ 97,819 Provision for credit losses 49,522 (23,900) (674) 24,948 G&A expense 46,243 - (3,786) 42,457 Interest expense 10,159 - 2 3 10,182 Income (loss) before income taxes (9,850) 25,226 4 ,856 20,232 Income taxes (3,525) 9 ,157 1 ,763 7 ,395 Net income (loss) $ (6,325) $ 16,069 $ 3,093 $ 12,837 Diluted earnings (losses) per share $ (0.56) $ 1.43 $ 0.27 $ 1.14 Diluted share count 11,253 11,253 11,253 11,253 (1) COVID-19 impact includes $23,900 for allowance for credit losses and a $1,326 reserve for unemployment insurance claims (2) Non-operating items include costs of $3,066 related to the executive transition and $1,790 related to the loan management system outage 26

Non-GAAP Financial Measures (Cont’d) in thousands 1Q 20 1Q 19 2019 2018 2017 2016 Total assets $ 1,078,890 $ 953,467 $ 1,158,540 $ 956,395 $ 829,483 $ 712,224 Less: Intangible assets 9,144 9,722 9,438 1 0,010 10,607 6,448 Tangible assets (non-GAAP) 1 ,069,746 943,745 1,149,102 946,385 818,876 705,776 Gross long-term debt 777,847 628,786 808,218 660,507 571,496 491,678 Total stockholders' equity 251,362 287,816 302,783 279,161 239,411 207,475 Less: Intangible assets 9,144 9,722 9,438 1 0,010 10,607 6,448 Tangible common equity (non-GAAP) $ 242,218 $ 278,094 $ 293,345 $ 269,151 $ 228,804 $ 201,027 Diluted weighted-average shares 11,253 1 2,076 11,773 1 2,078 11,783 12,085 Funded debt-to-equity ratio 3.09 2.18 2.67 2.37 2.39 2.37 Funded debt-to-tangible equity ratio (non-GAAP) 3.21 2.26 2.76 2.45 2.50 2.45 Total stockholders' equity to total assets 23.3% 30.2% 26.1% 29.2% 28.9% 29.1% Tangible equity to tangible assets (non-GAAP) 22.6% 29.5% 25.5% 28.4% 27.9% 28.5% Total stockholders' equity per share $ 22.34 $ 2 3.83 $ 25.72 $ 2 3.11 $ 20.32 $ 17.17 Tangible equity per share (non-GAAP) $ 21.52 $ 2 3.03 $ 24.92 $ 2 2.28 $ 19.42 $ 16.63 27Non-GAAP Financial Measures (Cont’d) in thousands 1Q 20 1Q 19 2019 2018 2017 2016 Total assets $ 1,078,890 $ 953,467 $ 1,158,540 $ 956,395 $ 829,483 $ 712,224 Less: Intangible assets 9,144 9,722 9,438 1 0,010 10,607 6,448 Tangible assets (non-GAAP) 1 ,069,746 943,745 1,149,102 946,385 818,876 705,776 Gross long-term debt 777,847 628,786 808,218 660,507 571,496 491,678 Total stockholders' equity 251,362 287,816 302,783 279,161 239,411 207,475 Less: Intangible assets 9,144 9,722 9,438 1 0,010 10,607 6,448 Tangible common equity (non-GAAP) $ 242,218 $ 278,094 $ 293,345 $ 269,151 $ 228,804 $ 201,027 Diluted weighted-average shares 11,253 1 2,076 11,773 1 2,078 11,783 12,085 Funded debt-to-equity ratio 3.09 2.18 2.67 2.37 2.39 2.37 Funded debt-to-tangible equity ratio (non-GAAP) 3.21 2.26 2.76 2.45 2.50 2.45 Total stockholders' equity to total assets 23.3% 30.2% 26.1% 29.2% 28.9% 29.1% Tangible equity to tangible assets (non-GAAP) 22.6% 29.5% 25.5% 28.4% 27.9% 28.5% Total stockholders' equity per share $ 22.34 $ 2 3.83 $ 25.72 $ 2 3.11 $ 20.32 $ 17.17 Tangible equity per share (non-GAAP) $ 21.52 $ 2 3.03 $ 24.92 $ 2 2.28 $ 19.42 $ 16.63 27

Non-GAAP Financial Measures (Cont’d) (1) (2) in thousands GAAP Non-Operating Non-GAAP G&A expense $ 46,243 $ (3,786) $ 42,457 Total revenue $ 96,074 $ 1,745 $ 97,819 Efficiency ratio 48.1% (4.7%) 43.4% G&A expense $ 46,243 $ (3,786) $ 42,457 Average net finance receivables $ 1,123,316 $ - $ 1,123,316 (3) Operating expense ratio 16.5% (1.4%) 15.1% (1) Non-operating G&A expense items include costs of $3,066 related to the executive transition and $720 related to the loan management system outage (2) Non-operating total revenue items include $419 related to the loan management system outage and a $1,326 reserve for unemployment insurance claims related to COVID-19 28Non-GAAP Financial Measures (Cont’d) (1) (2) in thousands GAAP Non-Operating Non-GAAP G&A expense $ 46,243 $ (3,786) $ 42,457 Total revenue $ 96,074 $ 1,745 $ 97,819 Efficiency ratio 48.1% (4.7%) 43.4% G&A expense $ 46,243 $ (3,786) $ 42,457 Average net finance receivables $ 1,123,316 $ - $ 1,123,316 (3) Operating expense ratio 16.5% (1.4%) 15.1% (1) Non-operating G&A expense items include costs of $3,066 related to the executive transition and $720 related to the loan management system outage (2) Non-operating total revenue items include $419 related to the loan management system outage and a $1,326 reserve for unemployment insurance claims related to COVID-19 28